Fees Summary	Feb. 04, 2026 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 2,965,943,943.00
Previously Paid Amount	0.00
Total Fee Amount	409,596.86
Total Offset Amount	$ 0.00
Narrative Disclosure	The maximum aggregate amount of the securities to which the prospectus relates is $2,965,943,943. EUR500,000,000 aggregate principal amount of Floating Rate Notes due 2028, EUR650,000,000 aggregate principal amount of 3.300% Senior Notes due 2034, EUR850,000,000 aggregate principal amount of 3.700% Senior Notes due 2038 and EUR500,000,000 aggregate principal amount of 4.150% Senior Notes due 2047 will be issued. The maximum aggregate offering price is based on the latest euro/U.S. dollar exchange rate of EUR1.00/U.S. $1.1885 announced by the U.S. Federal Reserve Board on February 2, 2026. The prospectus is a final prospectus for the related offering.
Net Fee	$ 409,596.86
Narrative - Max Aggregate Offering Amount | shares	2,965,943,943
Final Prospectus	true